UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2006

OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

(as depositor under the Pooling and Servicing Agreement,

dated as of January 1, 2006, providing for the issuance of

Asset Backed Certificates, Series 2006-1)

Option One Mortgage Acceptance Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-126920-03	33-0727357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Ada Irvine, California		92618
(Address of Principal Executive Offices		(Zip Code)

Registrant's telephone number, including area code: (914) 790-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition or Disposition of Assets

Item 2.01	Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On February 3, 2006, a single series of certificates, entitled Option One Mortgage Loan Trust 2006-1, Asset-Backed Certificates, Series 2006-1 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the “Depositor”), Option One Mortgage Corporation (“Option One”) as master servicer (the “Master Servicer”) and Wells Fargo Bank, N.A. as trustee (the “Trustee”). The Certificates consist of twenty classes of certificates (collectively, the “Certificates”), designated as the “Class I-A-1 Certificates”, “Class II-A-1 Certificates”, “Class II-A-2 Certificates”, “Class II-A-3 Certificates”, “Class II-A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class M-11 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- family, adjustable rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $3,021,905,085.32 as of January 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 7, 2005, among Option One, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-7, Option One Owner Trust 2005-8 and Option One Owner Trust 2005-9. The “Class I-A-1 Certificates”, “Class II-A-1 Certificates”, “Class II-A-2 Certificates”, “Class II-A-3 Certificates”, “Class II-A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates” and “Class M-9 Certificates” were sold by the Depositor to Greenwich Capital Markets, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., HSBC Securities (USA), Inc., JP Morgan Securities Inc., Lehman Brothers Inc. and H&R Block Financial Advisors Inc. (the “Underwriters) pursuant to an Underwriting Agreement, dated January 20, 2006 (the “Underwriting Agreement”) among the Depositor, Option One and the Underwriters.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
I-A-1	$ 1,424,974,000	Variable
II-A-1	$ 543,510,000	Variable
II-A-2	$ 200,550,000	Variable
II-A-3	$ 260,000,000	Variable
II-A-4	$ 89,740,000	Variable
M-1	$ 89,147,000	Variable
M-2	$ 80,081,000	Variable
M-3	$ 48,351,000	Variable
M-4	$ 42,307,000	Variable
M-5	$ 40,796,000	Variable
M-6	$ 27,197,000	Variable
M-7	$ 25,686,000	Variable
M-8	$ 21,153,000	Variable
M-9	$ 25,686,000	Variable
M-10	$ 15,110,000	Variable
M-11	$ 30,219,000	Variable
C	$ 57,397,985.32	N/A
P	$ 100.00	N/A
R	100.00%	N/A
R-X	100.00%	N/A

The Certificates, other than the , “Class M-10 Certificates”, “Class M-11 Certificates” “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates”, and the Mortgage Loans are more particularly described in the Prospectus, dated October 3, 2005 and the Prospectus Supplement, dated January 20, 2006 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The “Class M-10 Certificates”, “Class M-11 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates” have not been and will not be publicly offered by the

Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
	(a)	Not applicable
	(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
1.1

Underwriting Agreement, dated as of January 20, 2006, by and among the Depositor, Option One Mortgage Corporation, Greenwich Capital Markets, Inc. Banc of America Securities LLC, Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc. and H&R Block Financial Advisors Inc., relating to the Series 2006-1 Certificates.

4.1

Pooling and Servicing Agreement, dated as of January 1, 2006, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Master Servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2006-1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	March 14, 2006
OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

		By:	/s/ Charles R. Fulton
Name: Charles R. Fulton
Title: Vice President

Index to Exhibits

Exhibit No.	Description
1.1

Underwriting Agreement, dated as of January 20, 2006, by and among the Depositor, Option One Mortgage Corporation, Greenwich Capital Markets, Inc. Banc of America Securities LLC, Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc. and H&R Block Financial Advisors Inc., relating to the Series 2006-1 Certificates.

4.1

Pooling and Servicing Agreement, dated as of January 1, 2006, by and among Option One Mortgage Acceptance Corporation as Depositor, One Mortgage Corporation as Master Servicer and Wells Fargo Bank, N.A. as Trustee relating to the Series 2006-1 Certificates.